EXHIBIT 10.8

                        DEBT-EQUITY CONVERSION AGREEMENT

      THIS AGREEMENT is made and entered into this 4th day of November, 1999, by and between STRATUS SERVICES GROUP, INC., a Delaware corporation, whose address is 500 Craig Road, Suite 201, Manalapan, New Jersey 07726 ("Debtor") and B & R EMPLOYMENT, INC. whose address 207 Lewis Lane, Hockessin, Delaware 19707 ("Creditor") and JOHN W. BOYD, JR. ("Boyd").

      WHEREAS, Creditor is the holder of certain Promissory Notes in conjunction with the Asset Purchase Agreement between the parties dated January 4, 1999; and

      WHEREAS, Debtor desires to convert said Promissory Notes from debt to equity, as follows:

      Promissory Notes                                      $1,557,000.00

      Less Credits:
           Amount due Stratus under
           A/R Purchase Agreement                             (190,732.00)

           B & R's share of AGR Finder's Fee                   (64,000.00)
      Plus Interest                                            103,082.00
                                                            -------------

           SUBTOTAL                                         $1,405,350.00

      Less Reserve
      (which will remain as debt)                              (24,000.00)
                                                            -------------

      NET DUE (to be converted from debt to equity)         $1,381,350.00

NOTE: Additional payments and accrued interest subsequent to September 30, 1999 and through the conversion will adjust the Net Due.

      NOW THEREFORE, intending to be legally bound, and in consideration of the mutual promises, covenants, and agreements hereinafter set forth, Debtor and Creditor hereby agree as follows:

      1.    The recitals are incorporated herein and made a part hereof.

      2. The parties hereby agree to convert all of the outstanding indebtedness in the name of Creditor on the books of Debtor, as of the date of Debtor's initial public offering of common stock ("IPO") into shares of Debtors common stock at the strike price. Debtor shall deliver the shares of stock to Creditor within ten (10) business days of the IPO.

      3. All agreements currently in effect between Debtor, Creditor and Boyd shall remain in full force and effect until the IPO. After the IPO all agreements currently in effect between the parties shall be null and void and have no further effect.

      4. Debtor will indemnify and hold Creditor harmless from any and all costs and expenses, including but not limited to reasonable attorneys fees and Court costs, which Creditor incurs as the result entering into this agreement with Debtor.

      5. If the IPO does not occur by March 1, 2000, this agreement shall be null and void.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the date set forth above.

                         SIGNATURES ON FOLLOWING PAGES

CREDITOR
B & R EMPLOYMENT, INC.


By: /s/ John W. Boyd, Jr.
    -------------------------------
    Name:  John W. Boyd, Jr.
    Title: President

STATE OF DELAWARE   :
                    : SS.
NEW CASTLE COUNTY   :

            BE IT REMEMBERED, That on this 5th day of November, 1999, personally appeared before me, the Subscriber, a Notary Public for the County and State aforesaid, John W. Boyd, Jr. being duly sworn by me according to law, deposes and says that he is a party to the foregoing instrument, known to me personally to be such, and acknowledges that such instrument is his act and deed.

            GIVEN under my Hand and Seal of Office, the day and year aforesaid.

                                                              [SEAL OF
                                                           JAMES R. OWEN
                                                          ATTORNEY AT LAW
                                                                1999
                                                              DELAWARE
                                                   INFORMATION ON NOTARIAL ACTS]


                                        /s/ John W. Owen
                                        ----------------------------------------
                                        Notary Public
                                        Name:
                                             -----------------------------------
                                        My Commission Expires:
                                                              ------------------

DEBTOR
STRATUS SERVICES GROUP, INC.


By: /s/ Joseph J. Raymond, Chairman
    -------------------------------

STATE OF NEW JERSEY      :
                         : SS.
COUNTY OF MONMOUTH       :

            BE IT REMEMBERED, That on this 4th day of November, 1999, personally appeared before me, the Subscriber, a Notary Public for the County and State aforesaid, JOSEPH J. RAYMOND, who being duly sworn by me according to law, deposes and says that he is a party to the foregoing instrument, known to me personally to be such, and acknowledge that such instrument is his act and deed.

            GIVEN under my Hand and Seal of Office, the day and year aforesaid.


                                        /s/ Lynne K. Morrison
                                        ----------------------------------------
                                        Notary Public
                                        Name:
                                             -----------------------------------
                                        My Commission Expires:
                                                              ------------------

                                                           [SEAL OF
                                                      LYNNE K. MORRISON
                                              Notary Public, State of New Jersey
                                                         No. 2078363
                                                 Qualified in Monmouth County
                                              Commission Expires July 24, 2000]

BY: /s/ John W. Boyd, Jr.
    -------------------------------
    John W. Boyd, Jr., Individually

STATE OF DELAWARE      :
                       : SS.
NEW CASTLE COUNTY      :

            BE IT REMEMBERED, That on this 5th day of November, 1999, personally appeared before me, the Subscriber, a Notary Public for the County and State aforesaid, JOHN W. BOYD, JR., who being duly sworn by me according to law, deposes and says that he is a party to the foregoing instrument, known to me personally to be such, and acknowledges that such instrument is his act and deed.

            GIVEN under my Hand and Seal of Office, the day and year aforesaid.

                                                              [SEAL OF
                                                           JAMES W. OWEN
                                                          ATTORNEY AT LAW
                                                                1999
                                                              DELAWARE
                                                   INFORMATION ON NOTARIAL ACTS]


                                        /s/ James W. Owen
                                        ----------------------------------------
                                        Notary Public
                                        Name:
                                             -----------------------------------
                                        My Commission Expires:
                                                              ------------------